TERMINATION OF SECURITY AGREEMENTS





     THIS TERMINATION OF SECURITY AGREEMENTS ("Termination"), dated October ___, 1999, is made by Doug Ashy, Sr. ("Secured
Party"):

                            RECITALS

          A. The Exploration Company of Louisiana, Inc. and XCL Land, Ltd. each executed and delivered a Security Agreement in favor of Secured Party dated March 22, 1999 (collectively, the "Security Agreements") in order to secure the full and punctual payment and performance of the indebtedness and/or obligations described therein.

     B. The indebtedness and obligations described in the Security Agreements have been satisfied.

                            AGREEMENT

     NOW, THEREFORE, in consideration of the premises, the Secured Party hereby agrees as follows:

     Section  1. Termination of Security Agreements. The Security
Agreements are hereby terminated and the security interests created thereby are released.

     IN   WITNESS  WHEREOF,  the  undersigned  has  caused   this
Termination to be duly executed as of the date first above written.



                              ___________________________________
                              Doug Ashy, Sr.